Exhibit 99.2


                              Attachment to Form 4

                             JOINT FILER INFORMATION


Name and Address:                                    Third Point Partners L.P.
                                                     c/o Third Point LLC
                                                     390 Park Avenue
                                                     New York, New York  10022


Date of Earliest Transaction Required
    to be Reported                                   07/30/08
Issuer and Ticker Symbol:                            Baseline Oil & Gas Corp.
                                                     (BOGA)
Relationship to Issuer:                              10% Owner (4)
Designated Filer:                                    Third Point LLC


TABLE I INFORMATION


Title of Security:                                   Common Stock, par value
                                                     $0.001 per share
Transaction Date:                                    07/30/08
Transaction Code:                                    C
Amount of Securities:                                5,039,292
Securities Acquired (A) or Disposed of (D):          A
Price:                                               (2)
Amount of Securities Beneficially Owned
    Following Reported Transactions:                 30,048,823 (4)
Ownership Form:                                      D (4)
Nature of Indirect Beneficial Ownership              n/a


TABLE II INFORMATION


Title of Derivative Security:                        14% Senior Subordinated
                                                     Convertible Secured Notes
                                                     due 2013
Conversion or Exercise Price of
    Derivative Security                              (2)
Transaction Date:                                    07/30/08
Transaction Code:                                    C
Number of Derivative Securities Disposed of (D):     $3,628,000
Date Exercisable                                     10/01/2007
Expiration Date:                                     10/01/2013
Title of Underlying Securities:                      Common Stock
Amount of Underlying Securities:                     5,039,292 (3)
Price of Derivative Security:                        $0 (2)
Number of Derivative Securities Beneficially
    Owned Following Reported Transactions:           $0 (4)
Ownership Form of Derivative Security:               D (4)
Nature of Indirect Beneficial Ownership:             n/a